Exhibit 99.1

FOR IMMEDIATE RELEASE

Cogent Contacts:
For Public Relations:	For Investor Relations:
Eric Schweizer	John Chang
+ 1 (202) 295-4313	+ 1 (202) 295-4212
eschweizer@cogentco.com	investor.relations@cogentco.com

Cogent Communications Reports Fourth Quarter and Full Year 2015 Results
and Increases Regular Quarterly Dividend on Common Stock

Financial and Business Highlights

•                  Cogent approves a 2.9% increase of its regular quarterly dividend to $0.36 per common share to be paid on March 24, 2016 to shareholders of record on March 10, 2016

•                  Dividends paid in 2015 totaling $66.3 million are treated as 100% return of capital for US federal income tax purposes

•                  Service revenue for Q4 2015 increased by 2.1% from Q3 2015 to Q4 2015

•                  Service revenue for Q4 2015, on a constant currency basis, increased by 2.5% from Q3 2015 to Q4 2015 and increased by 12.1% from Q4 2014

•                  Service revenue for 2015 increased by 6.4% from 2014 to 2015

•                  Service revenue for 2015, on a constant currency basis, increased by 10.8% from 2014 to 2015

•                  EBITDA, as adjusted, for Q4 2015 of $36.8 million — an increase of 6.9% from $34.4 million for Q3 2015 and an increase of 9.3% from $33.6 million for Q4 2014

•                  EBITDA, as adjusted, margin increased by 150 basis points to 34.9% for Q4 2015 from 33.4% for Q3 2015

•                  Cash and cash equivalents were $203.6 million at December 31, 2015

•                  There were 2,251 buildings on the Cogent network at the end of Q4 2015

•                  There were 53,152 customer connections on the Cogent network at the end of Q4 2015 — an increase of 15.0% from 46,222 customer connections at the end of Q4 2014 and an increase of 5.0% from 50,617 customer connections at the end of Q3 2015

[WASHINGTON, D.C. February 25, 2016] Cogent Communications Holdings, Inc. (NASDAQ: CCOI) today announced service revenue of $105.2 million for the three months ended December 31, 2015, an increase of 8.7% from $96.7 million for the three months ended December 31, 2014 and an increase of 2.1% from $103.0 million for the three months ended September 30, 2015.  Service revenue was $404.2 million for the year ended December 31, 2015, an increase of 6.4% from $380.0 million for the year ended December 31, 2014.  The impact of foreign exchange negatively impacted service revenue growth from Q4 2014 to Q4 2015 by $3.3 million, negatively impacted service revenue growth from Q3 2015 to Q4 2015 by $0.4 million and negatively impacted service revenue growth from 2014 to 2015 by $16.6 million.  On a constant currency basis, service revenue grew by 12.1% from Q4 2014 to Q4 2015, grew by 2.5% from Q3 2015 to Q4 2015 and grew by 10.8% from 2014 to 2015.

On-net service is provided to customers located in buildings that are physically connected to Cogent’s network by Cogent facilities. On-net revenue was $76.5 million for the three months ended December 31, 2015; an increase of 7.3% over $71.3 million for the three months ended December 31, 2014 and an increase of 1.9% from $75.1 million for the three months ended September 30, 2015. On-net revenue was $294.8 million for the year ended December 31, 2015; an increase of 4.6% over $281.9 million for the year ended December 31, 2014.

Off-net customers are located in buildings directly connected to Cogent’s network using other carriers’ facilities and services to provide the last mile portion of the link from the customers’ premises to Cogent’s network. Off-net revenue was $28.4 million for the three months ended December 31, 2015; an increase of 13.0% over $25.1 million for the three months ended December 31, 2014 and an increase of 2.6% over $27.7 million for the three months ended September 30, 2015. Off-net revenue was $108.4 million for the year ended December 31, 2015; an increase of 11.9% over $96.8 million for the year ended December 31, 2014.

Non-GAAP gross profit increased by 6.5% from $55.9 million for the three months ended December 31, 2014 to $59.5 million for the three months ended December 31, 2015 and increased by 2.6% from $58.0 million for the three months ended September 30, 2015. Non-GAAP gross profit increased by 4.4% from $220.6 million for the year ended December 31, 2014 to $230.3 million for the year ended December 31, 2015.  Non-GAAP gross profit margin percentage was 56.5% for the three months ended December 31, 2015, 57.7% for the three months ended December 31, 2014 and 56.3% for the three months ended September 30, 2015.  Non-GAAP gross profit margin percentage was 57.0% for the year ended December 31, 2015, and 58.1% for the year ended December 31, 2014.  Excise taxes, including Universal Service Fund fees, recorded on a gross basis and included in service revenue and cost of network operations expense were $1.7 million for the three months ended December 31, 2015, $1.8 million for the three months ended September 30, 2015, $0.1 million for the three months ended December 31, 2014, $0.2 million for the year ended December 31, 2014 and $3.6 million for the year ended December 31, 2015.

Earnings before interest, taxes, depreciation and amortization (EBITDA), as adjusted, increased by 9.3% from $33.6 million for the three months ended December 31, 2014 to $36.8 million for the three months ended December 31, 2015 and increased by 6.9% from $34.4 million for the three months ended September 30, 2015. EBITDA, as adjusted, increased by 0.5% from $133.0 million for the year ended December 31, 2014 to $133.6 million for the year ended December 31, 2015.  EBITDA, as adjusted, margin was 34.9% for the three months ended December 31, 2015, 34.7% for the three months ended December 31, 2014, 33.4% for the three months ended September 30, 2015, 35.0% for the year ended December 31, 2014, and 33.0% for the year ended December 31, 2015.

Basic and diluted net income (loss) per share was $0.06 for the three months ended December 31, 2015, $(0.01) for the three months ended December 31, 2014 and $0.07 for the three months ended September 30, 2015. Basic and diluted net income per share was $0.11 for the year ended December 31, 2015, and $0.02 for the year ended December 31, 2014.

Total customer connections increased by 15.0% from 46,222 as of December 31, 2014 to 53,152 as of December 31, 2015 and increased by 5.0% from 50,617 as of September 30, 2015.  On-net customer connections increased by 14.3% from 39,786 as of December 31, 2014 to 45,473 as of December 31, 2015 and increased by 4.9% from 43,364 as of September 30, 2015.  Off-net customer connections increased by 19.8% from 6,074 as of December 31, 2014 to 7,279 as of December 31, 2015 and increased by 5.5% from 6,897 as of September 30, 2015.

The number of on-net buildings increased by 126 on-net buildings from 2,125 on-net buildings as of December 31, 2014 to 2,251 on-net buildings as of December 31, 2015 and increased by 30 on-net buildings from 2,221 on-net buildings as of September 30, 2015.

Quarterly Dividend Increase Approved

On February 23, 2016, Cogent’s board approved a regular quarterly dividend of $0.36 per common share payable on March 24, 2016 to shareholders of record on March 10, 2016. This first quarter 2016 regular dividend of $0.36 per share represents an increase of 2.9% from the fourth quarter 2015 regular dividend of $0.35 per share.

The payment of any future dividends and any other returns of capital will be at the discretion of Cogent’s board of directors and may be reduced, eliminated or increased and will be dependent upon Cogent’s financial position, results of operations, available cash, cash flow, capital requirements, limitations under Cogent’s debt indenture agreements and other factors deemed relevant by Cogent’s board of directors.

Tax Treatment of 2015 Dividends

Cogent paid four quarterly dividends in 2015 totaling $66.3 million, or $1.46 per share.  The expected tax treatment of these dividends are generally that 100.0% are treated as a return of capital and 0% are generally treated as dividends for United States federal income tax purposes.  While the above information includes general statements about the tax classification of dividends paid on Cogent common stock, these statements do not constitute tax advice.  The taxation of corporate distributions can be complex, and stockholders are encouraged to consult their tax advisers to determine what impact the above information may have on their specific tax situation.

Conference Call and Website Information

Cogent will host a conference call with financial analysts at 8:30 a.m. (ET) on February 25, 2016 to discuss Cogent’s operating results for the fourth quarter of 2015 and full year 2015 and to discuss Cogent’s expectations for full year 2016.  Investors and other interested parties may access a live audio webcast of the earnings call in the “Events” section of Cogent’s website at www.cogentco.com/events.  A replay of the webcast, together with the press release, will be available on the website following the earnings call.

About Cogent Communications

Cogent Communications (NASDAQ: CCOI) is a multinational, Tier 1 facilities-based ISP.  Cogent specializes in providing businesses with high speed Internet access, Ethernet transport, and colocation services.  Cogent’s facilities-based, all-optical IP network backbone provides services in over 190 markets globally.

Cogent Communications is headquartered at 2450 N Street, NW, Washington, D.C. 20037.  For more information, visit www.cogentco.com.  Cogent Communications can be reached in the United States at (202) 295-4200 or via email at info@cogentco.com.

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COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

Summary of Financial and Operational Results

	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015
Metric ($ in 000’s, except share and per share data) — unaudited
On-Net revenue	$69,087	$70,409	$71,059	$71,317	$71,234	$72,010	$75,088	$76,513
% Change from previous Qtr.	4.6%	1.9%	0.9%	0.4%	-0.1%	1.1%	4.3%	1.9%
Off-Net revenue	$23,498	$23,859	$24,330	$25,143	$25,730	$26,522	$27,688	$28,421
% Change from previous Qtr.	0.3%	1.5%	2.0%	3.3%	2.3%	3.1%	4.4%	2.6%
Non-Core revenue (1)	$352	$355	$302	$289	$278	$267	$241	$243
% Change from previous Qtr.	-9.5%	0.9%	-14.9%	-4.3%	-3.8%	-4.0%	-9.7%	0.8%
Service revenue — total	$92,937	$94,623	$95,691	$96,749	$97,242	$98,799	$103,017	$105,177
% Change from previous Qtr.	3.4%	1.8%	1.1%	1.1%	0.5%	1.6%	4.3%	2.1%
Constant currency total revenue quarterly growth rate — sequential quarters	3.5%	1.7%	1.8%	2.5%	2.9%	2.0%	4.4%	2.5%
Constant currency total revenue quarterly growth rate — year over year quarters	9.6%	9.5%	9.3%	10.0%	9.3%	9.5%	12.1%	12.1%
Network operations expenses (2)	$38,723	$39,491	$40,293	$40,899	$40,907	$42,252	$45,056	$45,710
% Change from previous Qtr.	1.1%	2.0%	2.0%	1.5%	0.0%	3.3%	6.6%	1.5%
Non-GAAP gross margin (2)	$54,214	$55,132	$55,398	$55,850	$56,335	$56,547	$57,961	$59,467
% Change from previous Qtr.	5.1%	1.7%	0.5%	0.8%	0.9%	0.4%	2.5%	2.6%
Non-GAAP gross margin percentage (2)	58.3%	58.3%	57.9%	57.7%	57.9%	57.2%	56.3%	56.5%
Selling, general and administrative expenses (3)	$24,392	$24,380	$24,775	$25,048	$26,708	$25,987	$24,740	$24,737
% Change from previous Qtr.	16.5%	0.0%	1.6%	1.1%	6.6%	-2.7%	-4.8%	0.0%
Depreciation and amortization expense	$17,204	$17,301	$17,431	$17,545	$17,513	$17,371	$17,634	$18,008
% Change from previous Qtr.	3.9%	0.6%	0.8%	0.7%	-0.2%	-0.8%	1.5%	2.1%
Equity-based compensation expense	$2,006	$1,873	$2,692	$3,001	$3,141	$3,098	$2,704	$2,571
% Change from previous Qtr.	0.0%	-6.6%	43.7%	11.5%	4.7%	-1.4%	-12.7%	-4.9%
Operating income	$12,907	$14,309	$13,614	$13,066	$10,487	$10,810	$15,519	$16,174
% Change from previous Qtr.	7.0%	10.9%	-4.9%	-4.0%	-19.7%	3.1%	43.6%	4.2%

Interest expense	$11,303	$13,790	$12,662	$12,189	$11,307	$9,692	$10,002	$10,280
% Change from previous Qtr.	1.4%	22.0%	-8.2%	-3.7%	-7.2%	-14.3%	3.2%	2.8%
Net income (loss)	$125	$1,208	$(184)	$(352)	$(1,585)	$840	$3,161	$2,480
Basic net income (loss) per common share	$0.00	$0.03	$(0.00)	$(0.01)	$(0.04)	$0.02	$0.07	$0.06
Diluted net income (loss) per common share	$0.00	$0.03	$(0.00)	$(0.01)	$(0.04)	$0.02	$0.07	$0.06
Weighted average common shares — basic	46,409,735	45,897,449	45,629,079	45,229,125	45,158,250	44,774,831	44,474,724	44,323,131
% Change from previous Qtr.	0.2%	-1.1%	-0.6%	-0.9%	-0.2%	-0.8%	-0.7%	-0.3%
Weighted average common shares — diluted	46,907,360	46,294,966	45,629,079	45,229,125	45,158,250	45,054,507	44,702,127	44,558,089
% Change from previous Qtr.	-3.9%	-1.3%	-1.4%	-0.9%	-0.2%	-0.2%	-0.8%	-0.3%
EBITDA (4)	$29,822	$30,752	$30,623	$30,802	$29,627	$30,560	$33,221	$34,730
% Change from previous Qtr.	-2.7%	3.1%	-0.4%	0.6%	-3.8%	3.1%	8.7%	4.5%
EBITDA margin	32.1%	32.5%	32.0%	31.8%	30.5%	30.9%	32.2%	33.0%
Gains on asset related transactions	$2,295	$2,731	$3,114	$2,810	$1,548	$719	$1,152	$2,023
EBITDA, as adjusted (4)	$32,117	$33,483	$33,737	$33,612	$31,175	$31,279	$34,373	$36,753
% Change from previous Qtr.	1.8%	4.3%	0.8%	-0.4%	-7.3%	0.3%	9.9%	6.9%
EBITDA, as adjusted, margin	34.6%	35.4%	35.3%	34.7%	32.1%	31.7%	33.4%	34.9%
Fees — net neutrality	$872	$1,214	$1,858	$1,243	$1,405	$952	$816	$569

Net cash provided by operating activities	$10,636	$28,395	$16,074	$17,941	$18,372	$20,035	$23,403	$21,999
% Change from previous Qtr.	-63.7%	167.0%	-43.4%	11.6%	2.4%	9.1%	16.8%	-6.0%
Capital expenditures	$15,623	$15,985	$15,403	$13,023	$12,916	$10,866	$6,838	$4,962
% Change from previous Qtr.	54.8%	2.3%	-3.6%	-15.5%	-0.8%	-15.9%	-37.1%	-27.4%
Principal payments on capital leases	$3,379	$4,767	$7,293	$2,769	$3,650	$7,332	$5,956	$3,273
% Change from previous Qtr.	51.3%	41.1%	53.0%	-62.0%	31.8%	100.9%	-18.8%	-45.0%
Dividends paid	$18,352	$7,882	$13,792	$14,190	$16,001	$18,972	$15,296	$16,045
Purchases of common stock	$14,196	$17,888	$15,943	$10,555	$8,119	$19,106	$12,169	$—
Gross Leverage Ratio	3.99	4.73	4.60	4.56	4.42	4.50	4.57	4.55
Net Leverage Ratio	1.86	1.99	2.22	2.40	2.45	2.77	2.98	3.02
Customer Connections — end of period
On-Net	36,306	37,411	38,559	39,786	40,732	42,002	43,364	45,473
% Change from previous Qtr.	4.7%	3.0%	3.1%	3.2%	2.4%	3.1%	3.2%	4.9%
Off-Net	5,244	5,486	5,694	6,074	6,368	6,583	6,897	7,279
% Change from previous Qtr.	3.1%	4.6%	3.8%	6.7%	4.8%	3.4%	4.8%	5.5%
Non-Core (1)	397	390	377	362	311	325	356	400
% Change from previous Qtr.	-4.3%	-1.8%	-3.3%	-4.0%	-14.1%	4.5%	9.5%	12.4%
Total customer connections	41,947	43,287	44,630	46,222	47,411	48,910	50,617	53,152
% Change from previous Qtr.	4.4%	3.2%	3.1%	3.6%	2.6%	3.2%	3.5%	5.0%
On-Net Buildings — end of period
Multi-Tenant office buildings	1,400	1,424	1,440	1,466	1,488	1,510	1,523	1,541
Carrier neutral data center buildings	580	585	601	610	618	631	647	659
Cogent data centers	44	48	49	49	49	50	51	51
Total on-net buildings	2,024	2,057	2,090	2,125	2,155	2,191	2,221	2,251
Square feet — multi-tenant office buildings — on-net	759,880,388	770,706,508	781,524,024	791,121,076	804,760,238	818,039,601	823,712,433	831,585,875
Network — end of period
Intercity route miles	57,584	57,584	57,987	59,038	59,161	55,191	56,079	56,079
Metro fiber miles	27,211	27,381	27,487	27,253	27,619	28,036	28,067	28,158

Connected networks — AS’s	5,112	5,232	5,106	5,228	5,334	5,435	5,511	5,582
Headcount — end of period
Sales force — quota bearing	317	337	344	346	343	358	363	378
Sales force - total	420	446	452	457	459	464	474	495
Total employees	724	760	768	776	785	799	808	828
Sales rep productivity — units per full time equivalent sales rep (“FTE”) per month	5.9	5.9	5.9	5.5	5.3	5.6	6.0	6.3
FTE — sales reps	303	310	329	329	326	330	337	351

(1)          Consists of legacy services of companies whose assets or businesses were acquired by Cogent, primarily including voice services (only provided in Toronto, Canada).

(2)          Network operations expense excludes equity-based compensation expense of $113, $114, $114, $147, $172, $160, $126 and $126 in the three month periods ended March 31, 2014 through December 31, 2015, respectively.  Network operations expense includes excise taxes, including Universal Service Fund fees of $52, $42, $42, $52, $53, $57, $1,757 and $1,729 in the three month periods ended March 31, 2014 through December 31, 2015, respectively.  Non-GAAP gross margin represents service revenue less network operations expense, excluding equity-based compensation and amounts shown separately (depreciation expense).

(3)          Excludes equity-based compensation expense of $1,893, $1,759, $2,578, $2,854, $2,969, $2,938, $2,578 and $2,445 in the three month periods ended March 31, 2014 through December 31, 2015, respectively.

(4)          See schedule of non-GAAP metrics below for definition and reconciliation to GAAP measures below.

Schedule of Non-GAAP Measures

EBITDA and EBITDA, as adjusted

EBITDA represents net cash flows from operating activities plus changes in operating assets and liabilities, cash interest expense and income tax expense.  Management believes the most directly comparable measure to EBITDA calculated in accordance with generally accepted accounting principles in the United States, or GAAP, is cash flows provided by operating activities. The Company also believes that EBITDA is a frequently used measure by securities analysts, investors, and other interested parties in their evaluation of issuers.  EBITDA, as adjusted, represents EBITDA plus net gains (losses) on asset related transactions.

The Company believes EBITDA, and EBITDA, as adjusted, are useful measures of its ability to service debt, fund capital expenditures and expand its business.  EBITDA, and EBITDA, as adjusted are an integral part of the internal reporting and planning system used by management as a supplement to GAAP financial information. EBITDA, and EBITDA, as adjusted are not recognized terms under GAAP and accordingly, should not be viewed in isolation or as a substitute for the analysis of results as reported under GAAP, but rather as a supplemental measure to GAAP. For example, these metrics are not intended to reflect the Company’s free cash flow, as it does not consider certain current or future cash requirements, such as capital expenditures, contractual commitments, and changes in working capital needs, interest expenses and debt service requirements. The Company’s calculations of these metrics may also differ from the calculations performed by its competitors and other companies and as such, its utility as a comparative measure is limited.

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

EBITDA, and EBITDA, as adjusted, are reconciled to cash flows provided by operating activities in the table below.

($ in 000’s) — unaudited	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015
Net cash flows provided by operating activities	$10,636	$28,395	$16,074	$17,941	$18,372	$20,035	$23,403	$21,999
Changes in operating assets and liabilities	9,048	(10,061)	1,563	402	(159)	1,245	(68)	3,047
Cash interest expense and income tax expense	10,138	12,418	12,986	12,459	11,414	9,280	9,886	9,684
EBITDA	$29,822	$30,752	$30,623	$30,802	$29,627	$30,560	$33,221	$34,730
PLUS: Gains on asset related transactions	2,295	2,731	3,114	2,810	1,548	719	1,152	2,023
EBITDA, as adjusted	$32,117	$33,483	$33,737	$33,612	$31,175	$31,279	$34,373	$36,753

Impact of foreign currencies (“constant currency” impact) on change in sequential quarterly service revenue

($ in 000’s) — unaudited	Q4 2015
Service revenue, as reported — Q4 2015	$105,177
Impact of foreign currencies on service revenue	385
Service revenue - Q4 2015, as adjusted (1)	$105,562
Service revenue, as reported — Q3 2015	$103,017
Constant currency increase from Q3 2015 to Q4 2015 - (Service revenue, as adjusted for Q4 2015 less service revenue, as reported for Q3 2015)	$2,545
Percent increase (Constant currency increase from Q3 2015 to Q4 2015 divided by service revenue, as reported for Q3 2015)	2.5%

(1)         Service revenue, as adjusted, is determined by translating the service revenue for the three months ended December 31, 2015 at the average foreign currency exchange rates for the three months ended September 30, 2015. The Company believes that disclosing quarterly revenue growth without the impact of foreign currencies on service revenue is a useful measure of revenue growth. Service revenue, as adjusted, is an integral part of the internal reporting and planning system used by management as a supplement to GAAP financial information.

Impact of foreign currencies (“constant currency” impact) on change in prior year quarterly service revenue

($ in 000’s) — unaudited	Q4 2015
Service revenue, as reported — Q4 2015	$105,177
Impact of foreign currencies on service revenue	3,305
Service revenue - Q4 2015, as adjusted (2)	$108,482
Service revenue, as reported — Q4 2014	$96,749
Constant currency increase from Q4 2014 to Q4 2015 - (Service revenue, as adjusted for Q4 2015 less service revenue, as reported for Q4 2014)	$11,733
Percent increase (Constant currency increase from Q4 2014 to Q4 2015 divided by service revenue, as reported for Q4 2014)	12.1%

(2)         Service revenue, as adjusted, is determined by translating the service revenue for the three months ended December 31, 2015 at the average foreign currency exchange rates for the three months ended December 31, 2014. The Company believes that disclosing quarterly revenue growth without the impact of foreign currencies on service revenue is a useful measure of revenue growth. Service revenue, as adjusted, is an integral part of the internal reporting and planning system used by management as a supplement to GAAP financial information.

Impact of foreign currencies (“constant currency” impact) on change in prior year service revenue

($ in 000’s) — unaudited	2015
Service revenue, as reported — 2015	$404,234
Impact of foreign currencies on service revenue	16,639
Service revenue - 2015, as adjusted (3)	$420,873
Service revenue, as reported — 2014	$380,003
Constant currency increase from 2014 to 2015 - (Service revenue, as adjusted for 2015 less service revenue, as reported for 2014)	$40,870
Percent increase (Constant currency increase from 2014 to 2015 divided by service revenue, as reported for 2014)	10.8%

(3)         Service revenue, as adjusted, is determined by translating the service revenue for the year ended December 31, 2015 at the average foreign currency exchange rates for the year ended December 31, 2014. The Company believes that disclosing annual revenue growth without the impact of foreign currencies on service revenue is a useful measure of revenue growth. Service revenue, as adjusted, is an integral part of the internal reporting and planning system used by management as a supplement to GAAP financial information.

Gross and Net Leverage Ratios

Cogent’s Gross Leverage Ratio was 4.57 at September 30, 2015 and 4.55 at December 31, 2015 and Cogent’s Net Leverage Ratio was 2.98 at September 30, 2015 and 3.02 at December 31, 2015 and as shown below.

($ in 000’s) — unaudited	As of September 30, 2015	As of December 31, 2015
Cash and cash equivalents	$207,290	$203,591
Debt
Capital leases — current portion	7,670	6,247
Capital leases — long term	123,207	129,763
Senior unsecured notes	200,000	200,000
Senior secured notes	250,000	250,000
Note payable	15,508	21,203
Total debt	596,385	607,213
Total net debt	389,095	403,622
Trailing 12 months EBITDA, as adjusted	130,439	133,579
Gross Leverage Ratio	4.57	4.55
Net Leverage Ratio	2.98	3.02

Cogent’s SEC filings are available online via the Investor Relations section of www.cogentco.com or on the Securities and Exchange Commission’s website at www.sec.gov.

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31, 2015 AND 2014

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

	2015	2014
Assets
Current assets:
Cash and cash equivalents	$203,591	$287,790
Accounts receivable, net of allowance for doubtful accounts of $1,757 and $1,707, respectively	30,718	33,089
Prepaid expenses and other current assets	17,030	14,758
Total current assets	251,339	335,637
Property and equipment:
Property and equipment	1,070,111	1,047,590
Accumulated depreciation and amortization	(709,975)	(686,829)
Total property and equipment, net	360,136	360,761
Deferred tax assets—noncurrent	45,142	52,967
Deposits and other assets ($355 and $389 restricted, respectively)	6,199	5,549
Total assets	$662,816	$754,914

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$12,401	$13,287
Accrued and other current liabilities	38,355	32,151
Installment payment agreement, current portion, net of discount of $678	11,901	—
Current maturities, capital lease obligations	6,247	14,594
Total current liabilities	68,904	60,032
Senior secured 2022 notes, net of unamortized debt costs of $1,252	248,748	—
Senior unsecured 2021 notes, net of unamortized debt costs of $3,305 and 3,820, respectively	196,695	196,180
Senior secured 2018 notes including premium of $4,230 and net of unamortized debt costs of $3,041	—	241,189
Capital lease obligations, net of current maturities	129,763	151,944
Other long term liabilities	30,977	21,775
Total liabilities	675,087	671,120
Commitments and contingencies
Stockholders’ equity:
Common stock, $0.001 par value; 75,000,000 shares authorized; 45,198,718 and 46,398,729 shares issued and outstanding, respectively	45	46
Additional paid-in capital	434,161	460,576
Accumulated other comprehensive income	(14,693)	(6,462)
Accumulated deficit	(431,784)	(370,366)
Total stockholders’ (deficit) equity	(12,271)	83,794
Total liabilities and stockholders’ equity	$662,816	$754,914

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

FOR THE THREE MONTHS ENDED DECEMBER 31, 2015 AND DECEMBER 31, 2014

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	Three Months Ended December 31, 2015	Three Months Ended December 31, 2014
	(Unaudited)	(Unaudited)
Service revenue	$105,177	$96,749
Operating expenses:
Network operations (including $126 and $147 of equity-based compensation expense, respectively, exclusive of depreciation and amortization shown separately below)	45,836	41,046
Selling, general, and administrative (including $2,445 and $2,854 of equity-based compensation expense, respectively)	27,182	27,902
Depreciation and amortization	18,008	17,545
Total operating expenses	91,026	86,493
Gains on equipment transactions	2,023	2,810
Operating income	16,174	13,066
Interest income and other, net	440	(6)
Interest expense	(10,280)	(12,189)
Income before income taxes	6,334	871
Income tax expense	(3,854)	(1,223)
Net income (loss)	$2,480	$(352)

Comprehensive income (loss):
Net income (loss)	$2,480	$(352)
Foreign currency translation adjustment	(2,746)	(3,058)
Comprehensive income (loss)	$(266)	$(3,410)

Net income (loss) per common share:
Basic and diluted net income (loss) per common share	$0.06	$(0.01)

Dividends declared per common share	$0.35	$0.31

Weighted-average common shares - basic	44,323,131	45,229,125

Weighted-average common shares - diluted	44,558,089	45,229,125

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

FOR EACH OF THE TWO YEARS ENDED DECEMBER 31, 2015

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

	2015	2014
Service revenue	$404,234	$380,003
Operating expenses:
Network operations (including $584 and $488 and of equity-based compensation expense, respectively), exclusive of amounts shown separately	174,510	159,893
Selling, general, and administrative (including $10,931 and $9,083 of equity-based compensation expense, respectively)	113,103	107,679
Depreciation and amortization	70,527	69,481
Total operating expenses	358,140	337,053
Gains on equipment transactions	5,443	10,950
Gains on lease terminations	11,643	—
Loss on debt extinguishment and redemption	(10,144)	—
Operating income	53,036	53,900
Interest income and other	956	536
Interest expense	(41,280)	(49,945)
Income before income taxes	12,712	4,491
Income tax expense	(7,816)	(3,694)
Net income	$4,896	$797

Comprehensive (loss) income:
Net income	$4,896	$797
Foreign currency translation adjustment	(8,231)	(8,598)
Comprehensive (loss) income	$(3,335)	$(7,801)

Net income per common share:
Basic and diluted net income per common share	$0.11	$0.02

Dividends declared per common share	$1.46	$1.17

Weighted-average common shares—basic	44,888,723	45,960,720

Weighted-average common shares—diluted	45,159,489	46,349,670

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE THREE MONTHS ENDED DECEMBER 31, 2015 AND DECEMBER 31, 2014

(IN THOUSANDS)

	Three months Ended December 31, 2015	Three months Ended December 31, 2014
	(Unaudited)	(Unaudited)
Cash flows from operating activities:
Net income (loss)	$2,480	$(352)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	18,008	17,545
Amortization of debt discount and premium	181	(293)
Equity-based compensation expense (net of amounts capitalized)	2,571	3,001
(Gains) losses — equipment transactions and other, net	(1,898)	(2,602)
Deferred income taxes	3,879	1,252
Changes in operating assets and liabilities:
Accounts receivable, net	1	(1,857)
Prepaid expenses and other current assets	356	552
Accounts payable, accrued liabilities and other long-term liabilities	(3,408)	(120)
Deposits and other assets	(171)	815
Net cash provided by operating activities	21,999	17,941
Cash flows from investing activities:
Purchases of property and equipment	(4,962)	(13,023)
Net cash used in investing activities	(4,962)	(13,023)
Cash flows from financing activities:
Dividends paid	(16,045)	(14,190)
Purchases of common stock	—	(10,555)
Proceeds from exercises of stock options	135	95
Principal payments of installment payment agreement	(575)	—
Principal payments of capital lease obligations	(3,273)	(2,769)
Net cash used in financing activities	(19,758)	(27,419)
Effect of exchange rates changes on cash	(978)	(1,488)
Net decrease in cash and cash equivalents	(3,699)	(23,989)
Cash and cash equivalents, beginning of period	207,290	311,779
Cash and cash equivalents, end of period	$203,591	$287,790

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR EACH OF THE TWO YEARS ENDED DECEMBER 31, 2015

(IN THOUSANDS)

	2015	2014
Cash flows from operating activities:
Net income	$4,896	$797
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	70,527	69,481
Amortization of debt discount and premium	171	1,976
Equity-based compensation expense (net of amounts capitalized)	11,515	9,571
Loss on debt extinguishment and redemption	10,144	—
Gains on lease terminations	(11,643)	—
Gains—equipment transactions and other, net	(4,866)	(10,382)
Deferred income taxes	7,709	3,163
Changes in operating assets and liabilities:
Accounts receivable	1,119	(3,938)
Prepaid expenses and other current assets	(2,898)	(2,338)
Deposits and other assets	(221)	219
Accounts payable, accrued liabilities and other long-term liabilities	(2,644)	4,497
Net cash provided by operating activities	83,809	73,046
Cash flows from investing activities:
Purchases of property and equipment	(35,582)	(60,032)
Proceeds from asset sales	111	90
Net cash used in investing activities	(35,471)	(59,942)
Cash flows from financing activities:
Net proceeds from issuance of 2022 secured notes	248,603	—
Net proceeds from issuance of 2021 unsecured notes	—	195,824
Redemption of 2018 secured notes	(251,280)	—
Repayment of convertible notes	—	(91,978)
Dividends paid	(66,314)	(54,216)
Principal payments of capital lease obligations	(20,215)	(18,208)
Principal payments on installment payment agreement	(670)	—
Purchases of common stock	(39,394)	(58,582)
Proceeds from exercises of common stock options	423	533
Net cash used in financing activities	(128,847)	(26,627)
Effect of exchange rate changes on cash	(3,690)	(3,553)
Net decrease in cash and cash equivalents	(84,199)	(17,076)
Cash and cash equivalents, beginning of year	287,790	304,866
Cash and cash equivalents, end of year	$203,591	$287,790

Except for historical information and discussion contained herein, statements contained in this release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements include, but are not limited to statements identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “projects” and similar expressions.  The statements in this release are based upon the current beliefs and expectations of Cogent’s management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-looking statements.  Numerous factors could cause or contribute to such differences, including future economic instability in the global economy or a contraction of the capital markets which could affect spending on Internet services and our ability to engage in financing activities; the impact of changing foreign exchange rates (in particular the Euro to USD and Canadian dollar to USD exchange rates) on the translation of our non-USD denominated revenues, expenses, assets and liabilities; legal and operational difficulties in new markets; the imposition of a requirement that we contribute to the U.S. Universal Service Fund and similar funds in other countries; changes in government policy and/or regulation, including net neutrality rules  by the United States Federal Communications Commission and in the area of data protection; increasing competition leading to lower prices for our services; our ability to attract new customers and to increase and maintain the volume of traffic on our network; the ability to maintain our Internet peering arrangements on favorable terms; our reliance on an equipment vendor, Cisco Systems Inc., and the potential for hardware or software problems associated with such equipment; the dependence of our network on the quality and dependability of third-party fiber providers; our ability to retain certain customers that comprise a significant portion of our revenue base; the management of network failures and/or disruptions; and outcomes in litigation as well as other risks discussed from time to time in our filings with the Securities and Exchange Commission, including, without limitation, our annual report on Form 10-K for the fiscal year ended December 31, 2015 to be filed with the Securities and Exchange Commission. Cogent undertakes no duty to update any forward-looking statement or any information contained in this press release or in other public disclosures at any time.

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